Exhibit 99.1

NEWS RELEASE

NuVasive Announces First Quarter 2020 Financial Results

SAN DIEGO – May 6, 2020 – NuVasive, Inc. (NASDAQ: NUVA), the leader in spine technology innovation, focused on transforming spine surgery with minimally disruptive, procedurally integrated solutions, today announced financial results for the quarter ended March 31, 2020.

First Quarter 2020 Highlights

•	Revenue decreased -5.4% to $259.9 million, or -5.1% on a constant currency basis;
•	GAAP operating margin of 10.9%; Non-GAAP operating margin of 16.9%; and
•	GAAP diluted earnings per share of $0.10; Non-GAAP diluted earnings per share of $0.48.

"First and foremost, I want to recognize the healthcare professionals who are battling COVID-19 on the front lines and whose work is truly heroic during this global healthcare crisis,” said J. Christopher Barry, chief executive officer of NuVasive. “Additionally, I am proud of the resiliency demonstrated by NuVasive employees, as the Company remains committed to supporting our surgeon partners and their patients during this time.

“NuVasive's first quarter performance was consistent with the preliminary revenue results provided in the business update shared last month,” Barry continued. “The Company began the quarter positioned to build upon the financial momentum delivered last year, but faced a decline in elective procedure volumes due to the COVID-19 pandemic. However, with a strong cash position, dedicated team and innovative technology in our pipeline, we are confident in the long-term trajectory of the business and our purpose to transform surgery, advance care and change lives.”

A full reconciliation of GAAP to non-GAAP financial measures can be found in the tables of this news release.

First Quarter 2020 Results

NuVasive reported first quarter 2020 total revenue of $259.9 million, a -5.4% decrease compared to $274.8 million for the first quarter 2019. On a constant currency basis, first quarter 2020 total revenue decreased -5.1% compared to the same period last year.

For the first quarter 2020, both GAAP and non-GAAP gross profit was $188.0 million and GAAP and non-GAAP gross margin was 72.3%. These results compared to GAAP and non-GAAP gross profit of $200.3 million and GAAP and non-GAAP gross margin of 72.9%, for the first quarter 2019.

The Company reported GAAP net income of $5.3 million, or diluted earnings per share of $0.10, for the first quarter 2020 compared to GAAP net income of $9.4 million, or diluted earnings per share of $0.18, for the first quarter 2019. On a non-GAAP basis, the Company reported net income of $25.4 million, or diluted earnings per share of $0.48, for the first quarter 2020 compared to non-GAAP net income of $27.6 million, or diluted earnings per share of $0.53, for the first quarter 2019.

Expense Control Measures and 2020 Financial Guidance

On April 14, 2020, NuVasive provided a business update related to COVID-19, including the following temporary actions to reduce operating expenses:

•	Implementing compensation reductions for its board of directors and executive officers;
•	Controlling discretionary spend across the organization; and
•	Adjusting manufacturing capacity based on certain government directives and demand, while ensuring sufficient inventory levels to support current procedure volumes.

Additionally, on April 14, 2020, NuVasive withdrew its annual financial guidance for 2020. The COVID-19 pandemic has had a significant negative impact on elective procedure volumes. As visibility for spine surgery volumes for the remainder of the year is limited, and the Company is not able to predict when or how quickly elective surgery volumes will recover, the Company is not providing further financial guidance for 2020 at this time.

Supplementary Financial Information

For additional financial detail, please visit the Investor Relations section of the Company's website at www.nuvasive.com to access Supplementary Financial Information.

Reconciliation of GAAP to Non-GAAP Information

Management uses certain non-GAAP financial measures such as non-GAAP diluted earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating margin, which exclude amortization of intangible assets, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses from strategic investments, and non-cash interest expense (excluding debt issuance cost). Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency utilizes an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, business transition costs, purchased in-process research and development, one-time restructuring and related items in connection with acquisitions, investments and divestitures, non-recurring consulting fees, certain litigation expenses and settlements, certain European medical device regulation costs, gains and losses on strategic investments, and other significant one-time items.

Management calculates the non-GAAP financial measures provided in this earnings release excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company's current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. Set forth below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measure.

	For the Three Months Ended March 31, 2020
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [5]	Net Income to Adjusted EBITDA
	Reported GAAP	$188,016	$28,319	$5,298	$0.10	53,727	$5,298
	% of revenue	72.3%	10.9%
	Amortization of intangible assets		12,649	12,649
	Litigation related expenses and settlements [1]		3,103	3,103			3,103
	Business transition costs [2]		(1,440)	(1,440)			(1,440)
	European medical device regulation [3]		1,247	1,247			1,247
	Non-cash interest expense on convertible notes			5,724
	Net loss on strategic investments			1,411			1,411
	Tax effect of adjustments [4]			(2,562)
	Interest expense/(income), net						10,786
	Income tax expense						4,827
	Depreciation and amortization						34,972
	Non-cash stock based compensation						(2,858)
	Adjusted Non-GAAP	$188,016	$43,878	$25,430	$0.48	52,532	$57,346
	% of revenue	72.3%	16.9%				22.1%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of May 6, 2020, the Company estimated an annual tax rate of ~27% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

	For the Three Months Ended March 31, 2019
	Reconciliation of GAAP to Non-GAAP Financial Measures
	(Unaudited - in thousands, except per share data)

		Gross Profit	Operating Profit	Net Income	Diluted EPS	Diluted WASO [5]	Net Income to Adjusted EBITDA
	Reported GAAP	$200,282	$20,173	$9,386	$0.18	52,480	$9,386
	% of revenue	72.9%	7.3%
	Amortization of intangible assets		13,625	13,625
	Litigation related expenses and settlements [1]		3,046	3,046			3,046
	Business transition costs [2]		3,833	3,833			3,833
	European medical device regulation [3]		332	332			332
	Non-cash interest expense on convertible notes			4,319
	Tax effect of adjustments [4]			(6,933)
	Interest expense/(income), net						9,104
	Income tax expense						1,317
	Depreciation and amortization						34,054
	Non-cash stock based compensation						5,717
	Adjusted Non-GAAP	$200,282	$41,009	$27,608	$0.53	52,480	$66,789
	% of revenue	72.9%	14.9%				24.3%

[1]	Represents expenses associated with certain ongoing litigation matters, including infringement of the Company’s intellectual property.
[2]

Costs related to acquisition, integration and business transition activities which include severance, relocation, consulting, leasehold exit costs, third party merger and acquisitions costs, contingent consideration fair value adjustments, and other costs directly associated with such activities.

[3]	Represents costs specific to updating our quality system, product labeling, asset write-offs and product remanufacturing to comply with European medical device regulation.
[4]

Represents the impact from tax affecting the adjustments above at their statutory tax rate. As of May 1, 2019, the Company estimated an annual tax rate of ~22% on a GAAP basis and ~23% on a non-GAAP basis.

[5]	Adjusted non-GAAP diluted WASO excludes the impact of dilutive convertible notes for which the Company is economically hedged through its anti-dilutive bond hedge arrangements.

Investor Conference Call

NuVasive will hold a conference call today at 4:30 p.m. ET / 1:30 p.m. PT to discuss the results of its financial performance for the first quarter 2020. The dial-in numbers are 1-877-407-9039 for domestic callers and 1-201-689-8470 for international callers. A live webcast of the conference call will be available online from the Investor Relations page of the Company's website at www.nuvasive.com. After the live webcast, the call will remain available on NuVasive's website through June 6, 2020. In addition, a telephone replay of the call will be available until May 13, 2020. The replay dial-in numbers are 1-844-512-2921 for domestic callers and 1-412-317-6671 for international callers. Please use pin number: 13702256.

About NuVasive

NuVasive, Inc. (NASDAQ: NUVA) is the leader in spine technology innovation, with a mission to transform surgery, advance care and change lives. The Company's less invasive, procedurally integrated surgical solutions are designed to deliver reproducible and clinically proven outcomes. The Company’s comprehensive procedural portfolio includes access, implants and fixation systems, biologics, software for surgical planning, navigation and imaging solutions, magnetically adjustable implant systems for spine and orthopedics, and intraoperative monitoring service offerings. With more than $1 billion in revenue, NuVasive has approximately 2,800 employees and operates in more than 50 countries serving surgeons, hospitals and patients. For more information, please visit www.nuvasive.com.

Forward-Looking Statements

NuVasive cautions you that statements included in this news release or made on the investor conference call referenced herein that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive's results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this news release contains selected financial results from the first quarter 2020. The Company’s results for the first quarter 2020 are prior to the completion of review and audit procedures by the Company’s external auditors and are subject to adjustment. The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, the impact of the COVID-19 pandemic on the Company's business and financial results; the Company’s ability to maintain operations to support its customers and patients in the near-term and to capitalize on future growth opportunities; risks associated with acceptance of the Company's surgical products and procedures by spine surgeons and hospitals, development and acceptance of new products or product enhancements, clinical and statistical verification of the benefits achieved via the use of NuVasive's products, the Company's ability to adequately manage inventory as it continues to release new products, its ability to recruit and retain management and key personnel, and the other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive's public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

NuVasive, Inc.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
(unaudited)	2020	2019
Revenue
Product revenue	$234,687	$243,823
Service revenue	25,194	30,953
Total revenue	259,881	274,776
Cost of revenue (excluding below amortization of intangible assets)
Cost of products sold	51,645	54,486
Cost of services	20,220	20,008
Total cost of revenue	71,865	74,494
Gross profit	188,016	200,282
Operating expenses:
Sales, marketing and administrative	130,231	145,076
Research and development	18,257	17,575
Amortization of intangible assets	12,649	13,625
Business transition costs	(1,440)	3,833
Total operating expenses	159,697	180,109
Interest and other expense, net:
Interest income	731	409
Interest expense	(11,517)	(9,513)
Other (expense) income, net	(7,408)	(366)
Total interest and other expense, net	(18,194)	(9,470)
Income before income taxes	10,125	10,703
Income tax expense	(4,827)	(1,317)
Consolidated net income	$5,298	$9,386
Net income per share:
Basic	$0.10	$0.18
Diluted	$0.10	$0.18
Weighted average shares outstanding:
Basic	51,837	51,675
Diluted	53,727	52,480

NuVasive, Inc.
Consolidated Balance Sheets
(in thousands, except par values and share amounts)

	March 31, 2020	December 31, 2019
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$511,976	$213,034
Accounts receivable, net of allowances of $17,386 and $17,019, respectively	186,826	211,532
Inventory, net	324,675	312,419
Prepaid income taxes	17,628	10,434
Prepaid expenses and other current assets	17,294	16,917
Total current assets	1,058,399	764,336
Property and equipment, net	280,058	266,318
Intangible assets, net	191,136	201,092
Goodwill	559,299	561,064
Operating lease right-of-use assets	107,304	66,932
Deferred tax assets	9,354	9,162
Restricted cash and investments	1,494	1,494
Other assets	13,477	14,892
Total assets	$2,220,521	$1,885,290
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$91,241	$97,160
Contingent consideration liabilities	14,859	15,727
Accrued payroll and related expenses	40,173	86,458
Operating lease liabilities	7,031	5,567
Income tax liabilities	151	2,005
Senior convertible notes	628,681	—
Total current liabilities	782,136	206,917
Long-term senior convertible notes	361,633	623,298
Deferred and income tax liabilities	23,905	14,655
Operating lease liabilities	116,496	73,153
Other long-term liabilities	50,152	52,060
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value; 120,000,000 shares authorized at March 31, 2020 and December 31, 2019, 57,691,871 and 57,524,658 issued and outstanding at March 31, 2020 and December 31, 2019, respectively	62	62
Additional paid-in capital	1,478,294	1,429,854
Accumulated other comprehensive loss	(13,227)	(9,418)
Retained earnings	87,773	82,475
Treasury stock at cost; 6,524,218 shares and 5,379,536 shares at March 31, 2020 and December 31, 2019, respectively	(666,703)	(587,766)
Total equity	886,199	915,207
Total liabilities and equity	$2,220,521	$1,885,290

NuVasive, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
(unaudited)	2020	2019
Operating activities:
Consolidated net income	$5,298	$9,386
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,972	34,054
Amortization of non-cash interest	7,143	5,210
Stock-based compensation	(2,858)	5,717
Reserves on current assets	5,232	3,785
Net loss on strategic investments	1,411	—
Other non-cash adjustments	5,403	3,172
Deferred income taxes	9,105	1,547
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	22,409	1,620
Inventory	(21,135)	(19,292)
Prepaid expenses and other current assets	(2,042)	(1,399)
Accounts payable and accrued liabilities	(5,271)	(2,249)
Accrued payroll and related expenses	(45,927)	(14,815)
Income taxes	(8,515)	(2,261)
Net cash provided by operating activities	5,225	24,475
Investing activities:
Purchases of intangible assets	(2,490)	(6,827)
Purchases of property and equipment	(28,116)	(33,929)
Net cash used in investing activities	(30,606)	(40,756)
Financing activities:
Purchases of treasury stock	(78,818)	(8,177)
Payment of contingent consideration	(346)	(1,435)
Proceeds from issuance of convertible debt, net of issuance costs	437,686	—
Proceeds from sale of warrants	47,070	—
Purchase of convertible note hedge	(78,300)	—
Other financing activities	(1,233)	1,556
Net cash provided by (used in) financing activities	326,059	(8,056)
Effect of exchange rate changes on cash	(1,736)	(112)
Increase (decrease) in cash, cash equivalents and restricted cash	298,942	(24,449)
Cash, cash equivalents and restricted cash at beginning of period	214,528	120,235
Cash, cash equivalents and restricted cash at end of period	$513,470	$95,786

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Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Jessica Tieszen

NuVasive, Inc.

858-736-0364

media@nuvasive.com